Exhibit 10.7
                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT is made and dated as of December 14, 1999 (the "Third Amendment") among SIERRA HEALTH SERVICES, INC. (the "Company"), the Banks party to the Credit Agreement referred to below, and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "Agent"), and amends that certain Credit Agreement dated as of October 30, 1998, as amended by that certain First Amendment dated as of November 23, 1998 and that certain Second Amendment to Credit Agreement dated as of January 15, 1999 (as further amended or modified from time to time, the "Credit Agreement").

                                                     RECITALS

         WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

         2.       Amendment.  The Credit Agreement is hereby amended as follows:
                  ---------

                  2.1      Amendments to Section 1.01.
                           --------------------------

                  (a) The definition of the term "Applicable Commitment Fee Rate" in Section 1.01 of the Credit Agreement is hereby amended by adding the following clause to the end of the first sentence following the chart set forth therein: ", and from December 10, 1999 through the delivery of the Compliance Certificate for the fiscal quarter ending September 30, 2000, the Applicable Commitment Fee Rate shall be Level 6."

                  (b) The definition of the term "Applicable  Margin" in Section
1.01 of the Credit Agreement is hereby amended by adding the following clause to the end of the first sentence following the chart set forth therein: ", and from December 10, 1999 until the delivery of the Compliance Certificate for the fiscal quarter ending September 30, 2000, the Applicable Margin shall be Level 6."

                  (c) The  definition  of the term "Sierra  Adjusted  EBITDA" in
Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "Sierra Adjusted  EBITDA" means, for any period,  the
                  net income of the Company and its consolidated Subsidiaries (other than, for the fiscal quarters ending on December 31, 1998, March 31, 1999, June 30, 1999 and September 30, 1999,
                  HMO Texas and PMAT) plus, to the extent deducted in determining net income, total book taxes, Interest Expense, depreciation and amortization expenses and solely for the final fiscal quarter of 1998 and the first three fiscal quarters of 1999, the Specified Charges set forth on Schedule
                  1.01 and, in addition to the foregoing, all of the charges set forth in clauses (ii), (iii) and (iv) of the definition of the term "Specified Charges", minus any non-cash extraordinary gains. Sierra Adjusted EBITDA shall be calculated as of the last day of the most recently ended fiscal quarter of the Company for the period of four consecutive full fiscal quarters then ended (the "Measurement Period"), and such calculation shall include, on a pro forma basis, the Consolidated Adjusted EBITDA of any Person (other than Kaiser-Texas) acquired by the Company pursuant to an Acquisition during the Measurement Period, as if such Acquisition had occurred on the first day of the Measurement Period.

                  (d) The definition of the term "Specified  Charges" in Section
1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Specified Charges" means (i) those charges set forth
                  in Schedule 1.01 hereof, (ii) up to $13,200,000 of one-time charges prior to taxes incurred by the Company in the first fiscal quarter of 1999, (iii) up to $47,000,000 of one-time charges (after adjustment for $2,000,000 of gains on a sale of pharmacy assets) incurred by the Company in the fourth quarter of 1999 ; provided, however that not more than $21,000,000 of such charges shall be attributable to premium deficiency reserves for Kaiser Texas and such charges for Kaiser Texas shall be applied only to the operations of Kaiser Texas in the year 2000 and to corporate- related support services provided by the Company for Kaiser Texas in the year 2000; and provided further that not more than $10,000,000 of such charges shall be used to strengthen CII's reserves, and (iv) up to $8,000,000 of charges incurred by the Company in connection with a bid for the TRICARE Region 6 MCS contract during the period from March 1, 2000 through June 30, 2001; provided, however, that not more than $500,000 of such charges may be incurred during the period from March 1, 2000 through March 31, 2000 and that not more than $2,500,000 of such charges may be incurred during any fiscal quarter thereafter.

     2.2 Amendment to Section 7.02. Subsection (b) of Section 7.02 of the Credit Agreement is hereby amended by adding the following immediately prior to the end thereof:

                  "plus, for each reporting period ending in the year 2000, a certificate from a Responsible Officer of the Company, showing the application of any charges taken by the Company for premium deficiency reserves for Kaiser Texas during such period;"

                  2.3 Amendment to Section 8.01. Subsection (h) of Section 8.01 of the Credit Agreement is hereby amended by deleting the figure "$100,000,000" and replacing it with the figure "$50,000,000".

     2.4 Amendment to Section 8.08. Subsection (e) of Section 8.08 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     "(e) Guarantees by the Company of (i) leases by its Subsidiaries of office and medical space and (ii) the obligations of Health Plan of Nevada, Inc. and Sierra Health and Life Insurance Company, Inc. under their insurance policies issued to clients of J&H Marsh & McLennan, Inc.; and"

                  2.5  Amendments  to Section  8.10.  Clauses  (ii) and (iii) of
Section 8.10 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                           (ii) in the case of purchases or  redemptions  of the
                  Convertible Debt only, such purchases or redemptions are funded by CII from internally generated funds and not from funds advanced by the Company or any Subsidiary of the Company and the aggregate amount expended by CII in connection therewith does not exceed $10,000,000 during the period from December 10, 1999 through December 31, 2000, it being understood that no other Restricted Payments shall be made from December 10, 1999 through December 31, 2000;

                           (iii) commencing January 1, 2001, if the Company's Leverage Ratio as of December 31, 2000 or as of the end of any fiscal quarter thereafter shall be less than 2.75 to 1.00, after giving effect to such Restricted Payment, the aggregate amount of all such Restricted Payments made in any fiscal year does not exceed $15,000,000, it being understood that until the Company's Leverage Ratio shall be less than 2.75 to 1.00, except for the purchases or redemptions permitted under clause
                  (ii) above, no Restricted Payments shall be made; and

                           (iv) after giving effect to such Restricted  Payment,
                  the aggregate amount of all Restricted Payments after the Closing Date does not exceed $50,000,000;

                  2.6      Amendment to Section 8.14.
                           -------------------------

     (a) Subsection (a) of Section 8.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (a) permit its Leverage Ratio at the end of any fiscal quarter set forth below to exceed the ratio set forth below opposite such date:



                          For the Quarter Ended: Ratio

                           December 31, 1998                           3.75 to 1.00
                           March 31, 1999                              3.50 to 1.00
                           June 30, 1999                               3.25 to 1.00
                           December 31, 1999                           3.25 to 1.00
                           March 31, 2000                              3.25 to 1.00
                           June 30, 2000                               3.00 to 1.00
                           September 30, 2000                          3.00 to 1.00
                           December 31, 2000                           2.75 to 1.00
                           Thereafter                                  2.50 to 1.00

     (b) Subsection (c) of Section 8.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (c) permit its Fixed  Charges  Coverage  Ratio at the
                  end of any fiscal quarter set forth below to be less than the ratio set forth below opposite such date:



                           For the Quarter Ended:                       Ratio

                           December 31, 1998                           1.50 to 1.00
                           March 31, 1999                              1.50 to 1.00
                           June 30, 1999                               1.50 to 1.00
                           December 31, 1999                           1.50 to 1.00
                           March 31, 2000                              1.75 to 1.00
                           June 30, 2000                               2.00 to 1.00
                           September 30, 2000                          2.00 to 1.00
                           December 31, 2000                           2.00 to 1.00
                           March 31, 2001                              2.25 to 1.00
                           June 30, 2001                               2.50 to 1.00
                           September 30, 2001                          2.75 to 1.00
                           December 31, 2001                           2.75 to 1.00
                           Thereafter                                  3.00 to 1.00

     3. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Third Amendment:

                  3.1 Authorization. The execution, delivery and performance by the Company of this Third Amendment has been duly authorized by all necessary corporate action, and this Third Amendment has been duly executed and delivered by the Company.

     3.2 Binding Obligation. This Third Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  3.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this Third Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Third Amendment, or the transactions contemplated hereby.

                  3.4 Incorporation of Certain Representations. After giving effect to the terms of this Third Amendment, the representations and warranties of the Company set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations relate solely to an earlier specified date.

     3.5 Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

     4. Conditions, Effectiveness. The effectiveness of this Third Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent on or before December 20, 1999:

     4.1 Execution of Third Amendment. The Company, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent.

     4.2  Pledge   Agreement   Affirmations.   The  Agent  shall  have  received
affirmation letters in respect of the Pledge Agreement, substantially in the form of Exhibit A, from each Pledgor Subsidiary.

                  4.3 Amendment Fees. Payment to the Agent, for the pro rata benefit of each Bank approving this Third Amendment on or before 5:00 p.m., Pacific time, on December 20, 1999, of an amendment fee in an amount equal to
 .325% of the aggregate amount of the Commitments held by the Banks that have executed and delivered this Third Amendment by such time; and payment of all other fees and expenses of the Agent in connection with this Third Amendment (including, without limitation, the fees and expenses of the counsel to the Agent).

     4.4 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Third Amendment and the Credit Agreement and the compliance with the conditions set forth herein.

Upon satisfaction of the foregoing conditions, the effectiveness of this Third Amendment shall be retroactive to September 30, 1999.

         5.       Miscellaneous.
                  -------------

                  5.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

                  5.2 Waivers. This Third Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

                  5.3 Counterparts. This Third Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     5.4 Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the date first written above.

                                      SIERRA HEALTH SERVICES, INC.


                                      By:
                                      Name:
                                      Title:


                                      BANK OF AMERICA, N.A., as Administrative
                                      Agent

                                      By:
                                      Name:
                                      Title:


                                      BANK OF AMERICA, N.A., as a Bank


                                      By:
                                      Name:
                                      Title:


                                      FIRST UNION NATIONAL BANK, as a Bank


                                      By:
                                      Name:
                                      Title:


                                      CREDIT LYONNAIS NEW YORK BRANCH, as
                                      a Bank

                                      By:
                                      Name:
                                      Title:

                                      BANK ONE, NA, as a Bank


                                      By:
                                      Name:
                                      Title:


                                      WELLS FARGO BANK, N.A., as a Bank


                                      By:
                                      Name:
                                      Title:


                                      UNION BANK OF CALIFORNIA, N.A., as a Bank


                                      By:
                                      Name:
                                      Title:


                                      DEUTSCHE BANK AG, NEW YORK AND/OR
                                      CAYMAN ISLANDS BRANCHES, as a Bank


                                      By:
                                      Name:
                                      Title:


                                      By:
                                      Name:
                                      Title:

                                                        EXHIBIT A to
                                                        Third Amendment
                                                        to Credit Agreement

                                   December 14, 1999




Sierra Health Services, Inc.
Sierra Medical Management, Inc.
Prime Holdings, Inc.
c/o Sierra Health Services, Inc.
2724 North Tenaya Way
Las Vegas, Nevada 89128

         Re:      Sierra Health Services, Inc.

Gentlemen:

         Please refer to (1) the Credit Agreement, dated as of October 30, 1998, as amended by that certain First Amendment dated as of November 23, 1998 and that certain Second Amendment dated as of January 15, 1999 (the "Credit Agreement"), by and among Sierra Health Services, Inc., as the Borrower, the commercial lending institutions party thereto (collectively, the "Lenders") and Bank of America, N.A., as agent (herein, in such capacity, called the "Agent") and (2) the Pledge Agreements dated October 30, 1998 from each of the addressees in favor of the Lenders and the Agent (the "Pledge Agreements"). Pursuant to an amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended. We hereby request that you
(i) acknowledge and reaffirm all of your obligations and undertakings under your Pledge Agreement and (ii) acknowledge and agree that your Pledge Agreement is and shall remain in full force and effect in accordance with the terms thereof.

         Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                                         BANK OF AMERICA, N.A., as Agent


                                         By:______________________________
                                         Title:

Acknowledged and Agreed to
as of the date hereof

SIERRA HEALTH SERVICES, INC.
SIERRA MEDICAL MANAGEMENT, INC.


By:____________________________
   Its:___________________________


PRIME HOLDINGS, INC.


By:____________________________
   Its:___________________________